UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2013

ALERE INC.

(Exact name of registrant as specified in charter)

Delaware	1-16789	04-3565120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453

(Address of Principal Executive Offices) (Zip Code)

(781) 647-3900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Alere Inc. (“Company”) held its Annual Meeting of Stockholders (“Annual Meeting”) on August 7, 2013. The Annual Meeting was adjourned until August 19, 2013 for the sole purpose of receiving the report of the independent inspector of elections, IVS Associates, Inc. (“IVS”), certifying the final voting results. Set forth below are the proposals voted upon at the Annual Meeting, and the preliminary voting results reported by IVS. These results are only preliminary and are subject to change.

1. Election of Directors. Based on the preliminary results reported by IVS, each of the following four director nominees were elected by a plurality of votes as directors for terms expiring at the Company’s next Annual Meeting of Stockholders, or until his or her successor has been elected or appointed: Hakan Bjorklund, Stephen P. MacMillan, Brian A. Markison and Thomas McKillop.

The preliminary voting results from the Annual Meeting on the Election of Directors proposal, as reported by IVS, were:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Hakan Bjorklund	67,019,181	3,143,380	1,300,556
Stephen P. MacMillan	35,782,157	223,258	1,300,556
Brian A. Markison	35,777,658	227,757	1,300,556
Thomas McKillop	35,516,873	488,542	1,300,556
Theodore E. Martin (dissident nominee)	34,098,242	58,904	0
Curt R. Hartman (dissident nominee)	32,121,406	2,035,740	0
Jerome J. Lande (dissident nominee)	30,540,255	3,616,891	0

2. Approval of increase to the number of shares of common stock available for issuance under the Alere Inc. 2010 Stock Option and Incentive Plan by 2,000,000, from 5,153,663 to 7,153,663.

Votes For	Votes Against	Abstentions	Broker Non-Votes
62,212,621	6,879,332	1,070,518	1,300,556

3. Approval of option grants to certain executives.

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,818,024	2,967,330	1,377,117	1,300,556

4. Approval of an increase to the number of shares of common stock available for issuance under the Alere Inc. 2001 Employee Stock Purchase Plan by 1,000,000, from 3,000,000 to 4,000,000.

Votes For	Votes Against	Abstentions	Broker Non-Votes
67,924,876	1,166,199	1,071,486	1,300,556

5. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2013.

Votes For	Votes Against	Abstentions	Broker Non-Votes
70,252,353	233,638	977,126	0

6. Advisory vote on executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
67,612,633	1,267,490	1,282,438	1,300,556

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALERE INC.

Date: August 12, 2013	By:	/s/ Jay McNamara
Jay McNamara Senior Counsel, Corporate & Finance